UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 23, 2024

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 23, 2024, the Company held an annual meeting of its stockholders. At the annual meeting, 117,598,762 shares of the Company’s common stock, par value $0.001 per share, were present or represented by proxy at the meeting, representing approximately 92.11% of the outstanding Voting Stock as of March 25, 2024, the record date for the annual meeting. At the annual meeting, four proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:
(1)  Proposal No. 1: The election of Lynn A. Tetrault, Christopher M. Smith, Dr. Alison L. Hannah, Stephen M. Kanovsky, Michael A. Kelly, David B. Perez, Anthony P. Zook, Elizabeth Floegel and Dr. Neil Gunn to serve as members of the Board of Directors until the next succeeding annual meeting of stockholders or until his or her successor has been duly elected and qualified.  The stockholders elected the nine directors by the following votes:

	Votes For	Votes Withheld	Votes Against	Broker Non-Votes
Lynn A. Tetrault	83,003,873	27,070,660	—	7,524,229
Christopher M. Smith	109,124,682	949,851	—	7,524,229
Dr. Alison L. Hannah	107,190,288	2,884,245	—	7,524,229
Stephen M. Kanovsky	107,073,992	3,000,541	—	7,524,229
Michael A. Kelly	84,662,179	25,412,354	—	7,524,229
David B. Perez	109,230,796	843,737	—	7,524,229
Anthony P. Zook	108,543,639	1,530,894	—	7,524,229
Elizabeth Floegel	109,748,045	326,488	—	7,524,229
Dr. Neil Gunn	108,284,625	1,789,908	—	7,524,229

(2) Proposal No. 2: The approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers, as identified in the proxy statement for the annual meeting. The advisory approval received an affirmative vote of a majority of the votes cast by stockholders as follows:

	Number of Votes	Outstanding %	Voted %
For	76,045,753	59.56%	69.54%
Against	33,308,929	26.09%	30.45%
Abstentions	719,851	0.56%	0.65%

(3) Proposal No. 3: The approval of the Fourth Amendment of the Employee Stock Purchase Plan, as amended and restated, as identified in the proxy statement for the annual meeting. The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	109,699,121	85.92%	99.77%
Against	246,194	0.19%	0.22%
Abstentions	129,218	0.10%	0.11%

(4) Proposal No. 4: The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountant. The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	117,159,931	91.77%	99.67%
Against	384,034	0.30%	0.32%
Abstentions	54,797	0.04%	0.04%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	May 24, 2024	By:	/s/ Alicia C. Olivo
Alicia C. Olivo
EVP, General Counsel & Business Development
and Corporate Secretary